UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934.

Date of Report: February 22, 2006
(Date of earliest event reported)

Eden Bioscience Corporation
(Exact name of registrant as specified in its charter)

WA	0-31499	91-1649604
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11816 North Creek Parkway N. Bothell, WA 98011-8201	98011-8201
(Address of principal executive offices)	(Zip Code)

425-806-7300
(Registrant's telephone number, including area code)

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry Into A Material Definitive Agreement

On February 16, 2006, Eden Bioscience Corporation entered into a First Amendment to Lease and Extension Agreement with S/I North Creek I, LLC (the "Amendment"), which amends the Lease, dated November 4, 1996, between Koll Real Estate Group and Eden Bioscience (filed as Exhibit 10.2 Eden Bioscience's Annual Report on Form 10-K for the year ended December 31, 2005). The Amendment extends the term of the lease, which relates to the company's manufacturing, research and administration facility, from the initial expiration date of December 31, 2006 for an additional thirty-six months through December 31, 2009. The Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(a)	Financial statements: None

(b)	Pro forma financial statements: None

(c)	Exhibits

99.1	First Amendment to Lease and Extension Agreement

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 23, 2006	EDEN BIOSCIENCE CORPORATION

	By:	/s/ Bradley S. Powell
Bradley S. Powell
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	First Amendment to Lease and Extension Agreement